UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2013

Infinity Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-31141	33-0655706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Memorial Drive, Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 453-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 9, 2013, we entered into a letter agreement (the “Letter Agreement”) with our stockholders Beacon Company and Rosebay Medical Company L.P. (collectively, the “Selling Stockholders”), and Purdue Pharma L.P. (“PLPP”), an associated company of the Selling Stockholders, pursuant to which the parties have agreed that, effective upon the public announcement of a proposed underwritten offering of shares of our common stock held by the Selling Stockholders, including shares transferred to the Selling Stockholders by PPLP, which proposed offering was publicly announced on April 9, 2013, and contingent upon the sale of shares of our common stock by the Selling Stockholders in the proposed offering: (i) we have waived the existing lock-up restrictions set forth in the securities purchase agreement we entered into with the Selling Stockholders and PPLP on July 17, 2012, (the “2012 Purchase Agreement”), but only with respect to the shares of our common stock sold by the Selling Stockholders in the proposed offering; (ii) with respect to any shares of our common stock that are held by the Selling Stockholders and PPLP after this offering, (the “Remaining Shares”), the Selling Stockholders and PPLP have agreed that, with respect to the Remaining Shares, they will not exercise, in connection with our next offering of capital stock, certain “piggyback” registration rights that we granted to them pursuant to the 2012 Purchase Agreement; and (iii) any such Remaining Shares will be subject to a lock-up between us and the Selling Stockholders and PPLP through the six-month anniversary of the execution of the underwriting agreement in connection with the proposed offering, and the Selling Stockholders and PPLP agree, if so requested by the Company, the managing underwriters, the placement agents or the initial purchasers, as the case may be, pursuant to the 2012 Purchase Agreement, to execute a lock-up agreement, placement agents or other initial purchasers in any offering of our capital stock that commences on or before December 31, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are included in this report:

Exhibit No.	Description

10.1	Letter Agreement, dated April 9, 2013, between the Company, Beacon Company and Rosebay Medical Company L.P., and Purdue Pharma L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY PHARMACEUTICALS, INC.

Date: April 9, 2013	By:	/s/ Lawrence E. Bloch
Lawrence E. Bloch, MD, JD
EVP, Chief Financial Officer and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated April 9, 2013, between the Company, Beacon Company and Rosebay Medical Company L.P., and Purdue Pharma L.P.